SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 6, 2005

                             THE PROJECT GROUP, INC.
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               (Exact name of registrant as specified in Charter)

            Nevada                       0-28445               90-0147943
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(State or other jurisdiction of      (Commission File        (IRS Employer
incorporation or organization)             No.)            Identification No.)

                    333 N. Sam Houston Parkway E., Suite 275
                              Houston, Texas 77060
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               (Address of Principal Executive Offices)(Zip Code)

                                  281-445-3333
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                            (Issuer Telephone number)

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to
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      |_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
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      |_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the
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      |_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

The Project Group, Inc. is filing this report to provide an update on the status of filing its Annual Report on Form 10-KSB for the year ended December 31, 2004 and the status of its previously announced plan to distribute shares of its Pro Squared subsidiary.

The delay in filing the company's Form 10-KSB has resulted from the investigation of a variety of allegations made by a former employee. The allegations in question relate to accounting for revenues and a number of other items as well as process and internal control weaknesses. The former employee in question has filed a complaint against the company with the Department of Labor claiming "whistleblower" status.

As a result of the assertion of those allegations, the company's auditors have expanded the scope of their audit to address the allegations. Additionally, an independent committee of the board has been formed to investigate the allegations and take appropriate remedial action based on the outcome of the investigation.

Management is fully cooperating with our auditors and the independent directors committee to address each of the allegations in a timely and thorough manner. The company hopes to complete the process and to file the 10-KSB shortly. The company is simultaneously working to remedy weaknesses in internal controls identified to date by management. Upon completion of the investigation and audit the company will announce the results thereof and, if called for, will take appropriate remedial actions.

As a result of the delay in filing the 10-KSB and pending completion of the ongoing investigation, the planned distribution of shares of Pro Squared has been delayed. The company plans to complete the distribution promptly following resolution of the allegations, filing of the 10-KSB and satisfaction of the various legal requirements to completion of the distribution.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       THE PROJECT GROUP, INC.

Dated:  May 6, 2005
                                       By: /s/ Craig Crawford
                                          --------------------------------------
                                          Craig Crawford
                                          President